Nuveen NWQ Global Equity Fund

Summary Prospectus   |   October 30, 2015, as supplemented June 1, 2016

Ticker: Class A–NGEAX, Class C–NGECX, Class I–NGEIX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.nuveen.com/prospectus. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated October 30, 2015, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the Fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 21 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 23 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-64 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I
Management Fees[3]	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[3]	9.55%	9.46%	9.31%
Total Annual Fund Operating Expenses	10.51%	11.17%	10.02%
Fee Waivers and/or Expense Reimbursements[3,4]	(9.40)%	(9.31)%	(9.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.11%	1.86%	0.86%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees, Other Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2017 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond October 31, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$682	$189	$88	$682	$189	$88
3 Years	$2,313	$2,029	$1,741	$2,313	$2,029	$1,741
5 Years	$4,122	$4,013	$3,602	$4,122	$4,013	$3,602
10 Years	$7,843	$7,997	$7,497	$7,843	$7,997	$7,497

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets.

The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies.

The Fund may utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.The Fund may use these derivatives to manage market or business risk, enhance the Fund’s return, or hedge against adverse movements in currency exchange rates.

The Fund’s sub-adviser employs a rigorous, bottom-up research-focused investment process that seeks to identify undervalued companies with positive risk/reward characteristics it believes will be present over an extended time, regardless of interim fluctuations. The sub-adviser may choose to sell securities or reduce positions if it feels that a company no longer possesses favorable risk/reward characteristics, attractive valuations or a catalyst.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, gains and losses realized on the sale of such securities, and derivative transactions tied to such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire

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or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Non-U.S./Emerging Markets Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk—Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

NWQ Investment Management Company, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Gregg S. Tenser, CFA	Managing Director, Portfolio Manager and Equity Analyst	April 2014
James T. Stephenson, CFA	Managing Director, Portfolio Manager and Equity Analyst	February 2016

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs.

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-NGEQ-0616P